Exhibit 99.1

NEWS RELEASE

CONTACT:	Brian J. Begley
Vice President - Investor Relations
Atlas Energy, L.P.
(877) 280-2857
(215) 405-2718 (fax)

ATLAS ENERGY, L.P. REPORTS OPERATING AND FINANCIAL RESULTS

FOR THE FOURTH QUARTER AND FULL YEAR 2011

•

On February 15, 2012, Atlas Energy’s board of directors approved the distribution to ATLS unitholders of approximately 19.6% of the common units of Atlas Resource Partners, L.P., a newly-formed E&P MLP which will hold substantially all of Atlas’ oil & gas assets and investment partnership business

•	5,240,000 Atlas Resource Partners’ units will be distributed proportionately on March 13, 2012 to ATLS unitholders of record as of February 28, 2012

•	Atlas Energy reports $21.5 million in Adjusted EBITDA for the fourth quarter 2011

•	Distributable cash flow was $19.0 million for the current quarter, or $0.37 per common unit

•	ATLS declared a cash distribution of $0.24 per limited partner unit for the fourth quarter 2011, at a distribution coverage ratio of 1.5x

Philadelphia, PA – February 27, 2012 - Atlas Energy, L.P. (NYSE: ATLS) (“Atlas Energy” or “ATLS”) today reported operating and financial results for the fourth quarter 2011.

Fourth Quarter 2011 and Full Year 2011 Highlights & Results

•

Adjusted earnings before interest, income taxes, depreciation and amortization (“EBITDA”), a non-GAAP measure, of $21.5 million(1)(2) for the fourth quarter 2011 and $80.2 million for the full year 2011;

•	Distributable cash flow, a non-GAAP measure, of $19.0 million, or $0.37 per common unit(1)(2) for the fourth quarter 2011 and $69.9 million, or $1.44 per common unit, for the full year 2011;

•

ATLS declared a cash distribution of $0.24 per limited partner unit for the fourth quarter 2011, a $0.17 per unit increase, or over 200%, from the prior year comparable quarter. Coverage on the fourth quarter 2011 distribution was 1.5x; and,

•

On a GAAP basis, net loss was $9.6 million for the fourth quarter 2011 compared to $47.0 million for the prior year comparable period. The loss for each period was caused primarily by non-cash expenses, including asset impairment write downs on certain oil & gas properties and losses on mark-to-market derivatives. Please see the reconciliation of GAAP net loss to adjusted EBITDA in the financial tables of this release for further information.

(1)	A reconciliation of GAAP net loss to adjusted EBITDA and distributable cash flow is provided in the financial tables of this release.
(2)	On February 17, 2011, ATLS acquired certain assets and assumed certain liabilities (the “Transferred Business”) from Atlas Energy, Inc., the former owner of ATLS’ general partner. ATLS’ gross margin, adjusted EBITDA and distributable cash flow include the results of operations of the Transferred Business from the date of acquisition. However, in accordance with prevailing accounting principles, all other ATLS financial information, including revenues and net income, are presented combined with those of the Transferred Business for historical periods prior to the date of acquisition, although ATLS did not own the Transferred Business for these periods.

* * *

Recent Events

Atlas Energy Formally Approves Distribution of Atlas Resource Partners’ Units to ATLS Unitholders

On February 16, 2012, ATLS and Atlas Resource Partners, L.P. (“ARP”), a newly formed exploration & production (“E&P”) master limited partnership (“MLP”) that will hold substantially all of ATLS’ current natural gas and oil development and production assets and its investment partnership business, announced that the board of directors of ATLS’ general partner approved the distribution of approximately 5.24 million ARP common units, representing an approximate 19.6% limited partner interest in ARP. The distribution of ARP units will be conducted on Tuesday, March 13, 2012 to all ATLS unitholders of record as of Tuesday, February 28, 2012. ATLS unitholders will receive 0.1021 of a common unit of ARP for each common unit of ATLS owned as of the close of business on the record date. ATLS unitholders will receive cash in lieu of fractional units of ARP, which will be aggregated and sold on their behalf by ATLS’ transfer agent.

Immediately after the distribution of the limited partner interests in ARP, ATLS will continue to hold common units representing an approximate 78.4% limited partner interest in ARP, as well as the general partner of ARP, which will hold a 2% general partner interest and all of the incentive distribution rights in ARP. The ownership of the incentive distribution rights becomes increasingly more valuable as the limited partner distributions of ARP increase. ATLS will also continue to own its existing interest in the midstream operations of Atlas Pipeline Partners, L.P. (NYSE: APL), ATLS’ midstream subsidiary, a leading natural gas gathering and processing MLP based in the Mid Continent region in Oklahoma and Texas.

E&P Operations & Investment Partnership Business

•	Average net daily production for the fourth quarter 2011 was 35.2 million cubic feet equivalents per day (“mmcfed”), including net daily production of 31.5 mmcfed for the Appalachia segment.

•

As of December 31, 2011, ATLS had approximately 167.6 billion cubic feet equivalents in net proved natural gas & oil reserves, valued at a PV-10 amount of approximately $219.9 million, which does not include the value of ATLS’ commodity derivatives. The fair value of ATLS’ commodity derivatives at December 31, 2011 was approximately $29.9 million.

•

Investment partnership margin(3) contributed $14.8 million to distributable cash flow for the fourth quarter 2011 compared with $10.4 million for the third quarter 2011. The increase compared with the sequential quarter was primarily due to the increase in funds raised and capital deployed for the direct investment programs.

•

In December 2011, ATLS completed fundraising for Atlas Resources Series 31 - 2011, raising a total of approximately $42.1 million in investor capital for future drilling activity, bringing total funds raised in 2011 to approximately $141.9 million. ATLS expects to raise approximately $250 million in investor funds in 2012.

(3)	Investment partnership margin is comprised of Well Construction and Completion margin, Well Services margin and Administration and Oversight Fee revenues.

Interest in Atlas Pipeline Partners, L.P.

•

On January 26, 2012, APL declared a cash distribution of $0.55 per unit on its outstanding common limited partner units, representing the cash distribution for the quarter ended December 31, 2011, an $0.18 per unit increase, or 48.6%, from the prior year comparable quarter. ATLS received $5.2 million of cash distributions from APL on February 14, 2012, the payment date for the APL fourth quarter 2011 distribution, a $2.7 million, or over 100%, increase from the prior year comparable quarter.

•

During the fourth quarter 2011, APL operated at or above nameplate capacity on all of its gathering and processing systems in the Mid Continent. APL processed approximately 601 mmcfd of natural gas in the fourth quarter 2011 amongst its WestOK, WestTX and Velma systems, a 23% increase over the prior year comparable quarter’s volumes. Record high volumes of approximately 58,600 bbl per day of gross natural gas liquids were generated from APL’s three processing systems in Oklahoma and Texas.

•

APL recently provided updated adjusted EBITDA guidance for 2012 in a range of $200 million to $225 million, and also issued 2013 adjusted EBITDA guidance in a range of $250 million to $300 million. The growth in expected cash flow through 2013 is a result of organic expansion projects underway at APL, to increase throughput capacity and efficiency on all three of APL’s operating systems.

•

At December 31, 2011, ATLS owned a 2.0% general partner interest, all of the incentive distribution rights, and a 10.7% common limited partner interest in APL. ATLS’ financial results are presented on a consolidated basis with those of APL. Non-controlling interests in APL are reflected as income (expense) in ATLS’ consolidated combined statements of operations and as a component of partners’ capital on its consolidated combined balance sheets. A consolidating combined statement of operations and balance sheet have also been provided in the financial tables to this release for the comparable periods presented.

Please refer to the Atlas Pipeline fourth quarter 2011 earnings release for additional details on its financial results.

Corporate and Other

•

Cash general and administrative expense, excluding amounts attributable to APL, was $9.8 million for the fourth quarter 2011. The current period is presented net of $3.3 million fees received, net of $0.2 million associated costs, from ATLS’ Transition Service Agreement with Chevron Corp., through which ATLS has provided accounting and other services. Please refer to the consolidating combined statements of operations provided in the financial tables of this release.

•

Cash interest expense, excluding amounts attributable to APL, was $0.2 million for the fourth quarter 2011. As of December 31, 2011, ATLS had no amounts outstanding under its revolving credit facility, which has a current borrowing base of $160 million, and had a cash position of $77.2 million.

Hedging Summary

•

ATLS entered into additional derivative contracts during the fourth quarter 2011 and the early part of the first quarter of 2012 for its natural gas and oil production. ATLS currently has approximately 35.8 billion cubic feet equivalents of its future production hedged through 2016. A summary of the ATLS’ current derivative positions as of February 27, 2012 is as follows:

Natural Gas

Fixed Price Swaps
Production Period Ended December 31,	Average Fixed Price (per mcf)(a)(b)	Volumes (per mcf)(a)	% Hedged(c)
2012	$5.05	6,285,714	56%
2013	$5.70	2,971,429	27%
2014	$5.52	3,771,429	34%
2015	$5.80	3,771,429	34%
2016	$4.75	1,028,571	9%

Costless Collars
Production Period Ended December 31,	Average Floor Price (per mcf)(a)(b)	Average Ceiling Price (per mcf)(a)(b)	Volumes (per mcf)(a)	% Hedged(c)
2012	$4.43	$5.69	4,114,286	37%
2013	$4.76	$5.86	5,257,143	47%
2014	$4.58	$5.52	3,657,143	33%
2015	$4.66	$5.64	3,657,143	33%

Crude Oil

Fixed Price Swaps
Production Period Ended December 31,	Average Fixed Price (per bbl)(a)	Volumes (per bbl)(a)	% Hedged(c)
2012	$99.30	8,250	7%
2013	$97.45	9,000	7%
2014	$93.80	12,000	10%
2015	$90.90	12,000	10%
2016	$89.10	9,000	7%

Costless Collars
Production Period Ended December 31,	Average Floor Price (per bbl)(a)	Average Ceiling Price (per bbl)(a)	Volumes (bbls)(a)	% Hedged(c)
2012	$90.00	$117.91	60,000	49%
2013	$90.00	$116.40	60,000	49%
2014	$80.00	$121.25	24,000	19%
2015	$80.00	$120.75	24,000	19%

(a)	“Mcf” represents thousand cubic feet; “bbl” represents barrel.
(b)	Includes an estimated positive basis differential and Btu (British thermal units) adjustment.
(c)	Hedge percentages based on Q4 2011 average production rates.

* * *

Interested parties are invited to access the live webcast of an investor call with management regarding Atlas Energy, L.P.’s fourth quarter 2011 results on Tuesday, February 28, 2012 at 9:00 am ET by going to the Investor Relations section of Atlas Energy’s website at www.atlasenergy.com. For those unavailable to listen to the live broadcast, the replay of the webcast will be available following the live call on the Atlas Energy website and telephonically beginning at 12:00 p.m. ET on February 28, 2012 by dialing 888-286-8010, passcode: 94367344.

Atlas Energy, L.P. is a master limited partnership which owns an interest in over 8,500 producing natural gas and oil wells, representing approximately 168 Bcfe of net proved reserves. Additionally, Atlas Energy owns and operates the general partner of Atlas Pipeline Partners, L.P. (NYSE: APL), through which it owns a 2% general partner interest, all of the incentive distribution rights and approximately 5.75 million common limited partner units of APL. For more information, please visit our website at www.atlasenergy.com, or contact Investor Relations at InvestorRelations@atlasenergy.com.

Atlas Resource Partners, L.P. is currently a wholly owned subsidiary of Atlas Energy, L.P. and will become a publicly traded master limited partnership through a distribution by Atlas Energy, L.P. to its unitholders of common units representing limited partnership interests in Atlas Resource Partners. Prior to the distribution, Atlas Energy transferred substantially all of its current natural gas and oil development and production assets and investment partnership business to Atlas Resource Partners. Atlas Resource Partners has received authorization to have its common units listed on the New York Stock Exchange under the ticker symbol “ARP”.

Atlas Pipeline Partners, L.P. (NYSE: APL) is active in the gathering and processing segments of the midstream natural gas industry. In the Mid-Continent region of Oklahoma, southern Kansas, and northern and western Texas, APL owns and operates five active gas processing plants as well as approximately 8,600 miles of active intrastate gas gathering pipeline. For more information, visit APL’s website at www.atlaspipeline.com or contact IR@atlaspipeline.com.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. ATLS cautions readers that any forward-looking information is not a guarantee of future performance. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, resource potential, ATLS’ plans, objectives, expectations and intentions and other statements that are not historical facts. Risks, assumptions and uncertainties that could cause actual results to materially differ from the forward-looking statements include, but are not limited to, those associated with general economic and business conditions; changes in commodity prices; changes in the costs and results of drilling operations; uncertainties about estimates of reserves and resource potential; inability to obtain capital needed for operations; ATLS’ level of indebtedness; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; and other risks, assumptions and uncertainties detailed from time to time in ATLS’ reports filed with the U.S. Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. Forward-looking statements speak only as of the date hereof, and ATLS assumes no obligation to update such statements, except as may be required by applicable law.

ATLAS ENERGY, L.P.

CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands, except per unit data)

	Three Months Ended December 31,		Years Ended December 31,
Revenues:	2011	2010(1)	2011(1)	2010(1)
Gas and oil production	$15,325	$22,234	$66,979	$93,050
Well construction and completion	70,947	30,117	135,283	206,802
Gathering and processing	346,181	261,892	1,329,753	945,228
Administration and oversight	2,668	2,243	7,741	9,716
Well services	4,752	5,405	19,803	20,994
Loss on mark-to-market derivatives(2)	(29,405)	(9,682)	(20,453)	(5,944)
Other, net	5,146	6,806	31,803	17,437

Total revenues	415,614	319,015	1,570,909	1,287,283

Costs and expenses:
Gas and oil production	5,147	6,460	17,100	23,323
Well construction and completion	60,876	25,523	115,630	175,247
Gathering and processing	291,306	214,960	1,123,386	790,167
Well services	2,661	3,131	8,738	10,822
General and administrative(1)	23,538	12,211	80,584	37,561
Depreciation, depletion and amortization	27,855	28,079	109,373	115,655
Asset impairment	6,995	50,669	6,995	50,669

Total costs and expenses	418,378	341,033	1,461,806	1,203,444

Operating income (loss)	(2,764)	(22,018)	109,103	83,839

Gain (loss) on asset sales	570	(10,729)	256,292	(13,676)
Interest expense(1)	(7,434)	(14,219)	(38,394)	(90,448)
Loss on early extinguishment of debt	—	—	(19,574)	(4,359)

Income (loss) from continuing operations	(9,628)	(46,966)	307,427	(24,644)

Income (loss) from discontinued operations	—	471	(81)	321,155

Net (loss) income	(9,628)	(46,495)	307,346	296,511

Loss (income) attributable to non-controlling interests	5,454	9,295	(257,643)	(245,764)

Net income (loss) after non-controlling interests	(4,174)	(37,200)	49,703	50,747
Loss (income) not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition)(1)	—	33,192	(4,711)	(22,813)

Net income (loss) attributable to common limited partners	$(4,174)	$(4,008)	$44,992	$27,934

Net income (loss) attributable to common limited partners per unit – basic:
Income (loss) from continuing operations attributable to common limited partners	$(0.08)	$(0.14)	$0.91	$(0.43)
Income from discontinued operations attributable to common limited partners	—	—	—	1.44

Net income (loss) attributable to common limited partners	$(0.08)	$(0.14)	$0.91	$1.01

Net income (loss) attributable to common limited partners per unit – diluted:
Income (loss) from continuing operations attributable to common limited partners	$(0.08)	$(0.14)	$0.88	$(0.43)
Income from discontinued operations attributable to common limited partners	—	—	—	1.44

Net income (loss) attributable to common limited partners	$(0.08)	$(0.14)	$0.88	$1.01

Weighted average common limited partner units outstanding:
Basic	51,271	27,762	48,235	27,718

Diluted	51,271	27,762	49,694	27,718

Net income (loss) attributable to common limited partners:
Income (loss) from continuing operations	$(4,174)	$(4,076)	$45,002	$(11,994)
Income (loss) from discontinued operations	—	68	(10)	39,928

Net income (loss) attributable to common limited partners	$(4,174)	$(4,008)	$44,992	$27,934

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011. However, since the results of operations of the Transferred Business prior to its acquisition date are not attributable to the common limited partners of the Partnership, these amounts have been deducted to obtain net income (loss) attributable to common limited partners for the respective period. Also, the historical results of the Transferred Business prior to the acquisition date do not reflect general and administrative expenses and interest expense as the Partnership was unable to identify and allocate such amounts to the Transferred Business for the respective periods.

(2)

Consists principally of hydrocarbon derivative gains / (losses) that relate to the operating activities of the Partnership’s consolidated subsidiary, APL. The underlying hydrocarbon derivatives do not represent present or potential future obligations of the Partnership.

ATLAS ENERGY, L.P.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited; in thousands)

	December 31, 2011	December 31, 2010(1)
ASSETS
Current assets:
Cash and cash equivalents	$77,376	$247
Accounts receivable	136,853	120,697
Current portion of derivative asset	15,447	36,621
Prepaid expenses and other	59,234	23,652

Total current assets	288,910	181,217

Property, plant and equipment, net	2,093,283	1,849,486
Intangible assets, net	104,777	128,543
Investment in joint venture	86,879	153,358
Goodwill, net	31,784	31,784
Long-term derivative asset	30,941	36,125
Other assets, net	47,524	54,749

	$2,684,098	$2,435,262

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities:
Current portion of long-term debt	$2,085	$35,625
Accounts payable	93,554	75,339
Liabilities associated with drilling contracts	71,719	65,072
Accrued producer liabilities	88,096	72,996
Current portion of derivative liability	—	4,917
Current portion of derivative payable to Drilling Partnerships	20,900	30,797
Accrued interest	1,629	1,921
Accrued well drilling and completion costs	17,585	30,126
Advances from affiliates	—	14,335
Accrued liabilities	61,653	42,654

Total current liabilities	357,221	373,782

Long-term debt, less current portion	522,055	565,764
Long-term derivative liability	—	11,901
Long-term derivative payable to Drilling Partnerships	15,272	34,796
Other long-term liabilities	45,469	42,896

Commitments and contingencies

Partners’ Capital:
Common limited partners’ interests	554,999	413,054
Accumulated other comprehensive income	29,376	3,882

	584,375	416,936
Non-controlling interests	1,159,706	989,187

Total partners’ capital	1,744,081	1,406,123

	$2,684,098	$2,435,262

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

ATLAS ENERGY, L.P.

Financial and Operating Highlights

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010(1)	2011(1)	2010(1)

Net income (loss) attributable to common limited partners per unit - basic	$(0.08)	$(0.14)	$0.91	$1.01

Distributable cash flow per unit(2)(3)	$0.37	$—	$1.36	$—

Cash distributions paid per unit(4)	$0.24	$0.07	$0.81	$0.12

Production revenues (in thousands):
Natural gas	$10,713	$17,829	$49,096	$75,630
Oil	2,716	2,461	10,057	10,541
Natural gas liquids	1,896	1,944	7,826	6,879

Total production revenues	$15,325	$22,234	$66,979	$93,050

Production volume:(5)(6)
Appalachia(7):
Natural gas (Mcfd)	26,886	30,539	27,843	33,872
Oil (Bpd)	339	321	307	373
Natural gas liquids (Bpd)	432	517	444	499

Total (Mcfed)	31,507	35,568	32,352	39,107

New Albany/Antrim:
Natural gas (Mcfd)	3,062	3,076	3,144	1,983
Oil (Bpd)	—	—	—	—
Natural gas liquids (Bpd)	—	—	—	—

Total (Mcfed)	3,062	3,076	3,144	1,983

Niobrara:
Natural gas (Mcfd)	612	—	416	—
Oil (Bpd)	—	—	—	—
Natural gas liquids (Bpd)	—	—	—	—

Total (Mcfed)	612	—	416	—

Total:
Natural gas (Mcfd)	30,560	33,616	31,403	35,855
Oil (Bpd)	339	321	307	373
Natural gas liquids (Bpd)	432	517	444	499

Total (Mcfed)	35,182	38,644	35,912	41,090

Average sales prices:(6)
Natural gas (per Mcf) (8)	$4.20	$6.86	$4.98	$7.08
Oil (per Bbl)(9)	$87.19	$83.21	$89.70	$77.31
Natural gas liquids (per Bbl) total realized price	$47.74	$40.90	$48.26	$37.78

Production costs:(6)(10)
Lease operating expenses per Mcfe	$1.20	$1.27	$1.06	$1.27
Production taxes per Mcfe	0.08	0.05	0.10	0.04

Total production costs per Mcfe	$1.28	$1.32	$1.16	$1.31

Depletion per Mcfe(6)	$2.10	$2.42	$2.09	$2.44

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

(2)	A reconciliation from net income to distributable cash flow is provided in the financial tables of this release.
(3)

Calculation consists of distributable cash flow divided by the weighted average common limited partner units outstanding for the 4th quarter 2011 and the year ended December 31, 2011 of 51,271,000 and 51,253,000, respectively. For the year ended December 31, 2011, the weighted average common limited partner units outstanding utilized for the calculation is the weighted average common limited partner units outstanding for the period subsequent to February 17, 2011, the date of acquisition for the Transferred Business, which includes the 23.4 million common limited partner units issued as partial consideration for the acquisition.

(4)

Represents the cash distributions declared per limited partner unit for the respective period and paid by the Partnership within 50 days after the end of each quarter, based upon the distributable cash flow generated during the respective quarter.

(5)

Production quantities consist of the sum of (i) the Partnership’s proportionate share of production from wells in which it has a direct interest, based on the Partnership’s proportionate net revenue interest in such wells, and (ii) the Partnership’s proportionate share of production from wells owned by the investment partnerships in which the Partnership has an interest, based on its equity interest in each such partnership and based on each partnership’s proportionate net revenue interest in these wells.

(6)

“Mcf” and “Mcfd” represent thousand cubic feet and thousand cubic feet per day; “Mcfe” and “Mcfed” represent thousand cubic feet equivalents and thousand cubic feet equivalents per day, and “Bbl” and “Bpd” represent barrels and barrels per day. Barrels are converted to Mcfe using the ratio of six Mcf’s to one barrel.

(7)	Appalachia consists of the Partnership’s production located in Pennsylvania, Ohio, New York, West Virginia and Tennessee.
(8)

The Partnership’s average sales price for natural gas before the effects of financial hedging was $3.68 per Mcf and $3.85 per Mcf for the three months ended December 31, 2011 and 2010, respectively, and $4.53 per Mcf and $4.60 per Mcf for the years ended December 31, 2011 and 2010, respectively. These amounts exclude the impact of subordination of production revenues to investor partners within the investor partnerships. Including the effects of subordination, average natural gas sales prices were $3.81 per Mcf ($3.29 per Mcf before the effects of financial hedging) and $5.76 per Mcf ($2.76 per Mcf before the effects of financial hedging) for the three months ended December 31, 2011 and 2010, respectively, and $4.28 per Mcf ($3.83 per Mcf before the effects of financial hedging) and $5.78 per Mcf ($3.30 per Mcf before the effects of financial hedging) for the years ended December 31, 2011 and 2010, respectively.

(9)

The Partnership’s average sales price for oil before the effects of financial hedging was $86.76 per barrel and $79.51 per barrel for the three months ended December 31, 2011 and 2010, respectively, and $89.07 per barrel and $71.37 per barrel for the year ended December 31, 2011 and 2010, respectively.

(10)

Production costs include labor to operate the wells and related equipment, repairs and maintenance, materials and supplies, property taxes, severance taxes, insurance and production overhead. These amounts exclude the effects of the Partnership’s proportionate share of lease operating expenses associated with subordination of production revenue to investor partners within the Partnership’s investor partnerships. Including the effects of these costs, lease operating expenses per Mcfe were $0.98 per Mcfe ($1.06 per Mcfe for total production costs) and $0.89 per Mcfe ($0.94 per Mcfe for total production costs) for the three months ended December 31, 2011 and 2010, respectively, and $0.75 per Mcfe ($0.85 per Mcfe for total production costs) and $0.86 per Mcfe ($0.90 per Mcfe for total production costs) for the years ended December 31, 2011 and 2010, respectively.

ATLAS ENERGY, L.P.

CAPITALIZATION INFORMATION

(unaudited; in thousands)

	December 31, 2011				December 31, 2010(1)
	Atlas Energy	Atlas Pipeline	Consolidated		Atlas Energy	Atlas Pipeline	Consolidated Combined
Total debt	$—	$522,055	$522,055		$35,415	$565,974	$601,389
Less: Cash	(77,208)	(168)	(77,376)		(83)	(164)	(247)

Total net debt/(cash)	(77,208)	521,887	444,679		35,332	565,810	601,142

Partners’ capital	584,928	1,236,228	1,744,081	(2)	418,369	1,041,647	1,406,123	(2)

Total capitalization	$507,720	$1,758,115	$2,188,760		$453,701	$1,607,457	$2,007,265

Ratio of net debt to capitalization	0.00x				0.08x

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

(2)	Net of eliminated amounts.

ATLAS ENERGY, L.P.

CAPITAL EXPENDITURE DATA

(unaudited; in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010(1)	2011	2010(1)
Atlas Energy
Maintenance capital expenditures(2)	$2,300	$—	$9,833	$—
Expansion capital expenditures	8,754	22,892	37,491	93,608

Total	$11,054	$22,892	$47,324	$93,608

Atlas Pipeline
Maintenance capital expenditures	$4,796	$4,443	$18,247	$10,921
Expansion capital expenditures	92,486	10,999	227,179	34,831

Total	$97,282	$15,442	$245,426	$45,752

Consolidated Combined
Maintenance capital expenditures	$7,096	$4,443	$28,080	$10,921
Expansion capital expenditures	101,240	33,891	264,670	128,439

Total	$108,336	$38,334	$292,750	$139,360

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

(2)	Prior to the Partnership’s acquisition of the Transferred Business on February 17, 2011, the Partnership had no maintenance capital requirements with regard to its oil and gas properties.

ATLAS ENERGY, L.P.

Financial Information

(unaudited; in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010	2011	2010
Atlas Energy Stand-Alone Adjusted EBITDA and Distributable Cash Flow Summary:
Gas and oil production margin	$10,678	$—	$41,306	$—
Well construction and completion margin	10,071	—	17,145	—
Administration and oversight margin	2,668	—	6,729	—
Well services margin	2,091	—	9,528	—
Gathering	(767)	—	(2,437)	—

Gross Margin	24,741	—	72,271	—
Cash general and administrative expenses(1)	(9,800)	(1,548)	(24,953)	(2,295)
Atlas Pipeline cash distributions(2)	5,195	2,534	16,558	4,911
Other, net	1,322	—	16,307	—

Adjusted EBITDA(3)	21,458	986	80,183	2,616
Cash interest expense(4)	(202)	(1,031)	(726)	(3,175)
Maintenance capital expenditures(5)	(2,300)	—	(9,833)	—

Distributable Cash Flow(3)	$18,956	$(45)	$69,624	$(559)

Distributions Paid(6)	$12,310	$1,948	$41,526	$3,334
per limited partner unit	$0.24	$0.07	$0.81	$0.12

Reconciliation of non-GAAP measures to net income (loss) attributable to common limited partners(4):
Atlas Energy stand-alone distributable cash flow	$18,956	$(45)	$69,624	$(559)
Distributable cash flow of Transferred Business as of and prior to February 17, 2011 (the date of acquisition)(7)	—	24,117	8,261	115,778
Atlas Pipeline net income attributable to common limited partners	198	(1,266)	37,753	34,674
Atlas Pipeline cash distributions(2)	(5,195)	(2,534)	(16,558)	(4,911)
Non-recurring acquisition costs	—	—	(2,087)	—
Depreciation, depletion and amortization	(7,919)	(8,829)	(31,938)	(40,758)
Asset impairment	(6,995)	(50,669)	(6,995)	(50,669)
Amortization of deferred finance costs	(154)	—	(5,510)	—
Non-cash stock compensation expense	(4,201)	(163)	(13,132)	(1,245)
Maintenance capital expenditures(5)	2,300	—	9,833	—
Non-cash net gain (loss) on asset sales	42	—	90	(2,947)
Other non-cash adjustments(8)	(1,206)	2,189	362	1,384
Income not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition)(7)	—	33,192	(4,711)	(22,813)

Net (loss) income attributable to common limited partners	$(4,174)	$(4,008)	$44,992	$27,934

(1)	Excludes non-cash stock-compensation expense and non-recurring costs incurred in connection with the acquisition of the Transferred Business.
(2)

Represents the cash distribution earned from Atlas Pipeline during the respective quarterly period (and paid from to the Partnership within 45 days after the completion of the respective quarterly period).

(3)

Adjusted EBITDA and distributable cash flow are non-GAAP (generally accepted accounting principles) financial measures under the rules of the Securities and Exchange Commission. Management of the Partnership believes that adjusted EBITDA and distributable cash flow provide additional information for evaluating the Partnership’s performance, among other things. These measures are widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. Adjusted EBITDA is also a financial measurement that, with certain negotiated adjustments, is utilized within the Partnership’s financial covenants under its credit facility. Adjusted EBITDA and distributable cash flow are not measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income, operating income, or cash flows from operating activities in accordance with GAAP.

(4)	Excludes non-cash amortization of deferred financing costs.

(5)	Prior to the Partnership’s acquisition of the Transferred Business on February 17, 2011, the Partnership had no maintenance capital requirements with regard to its oil and gas properties.
(6)

Represents the cash distributions declared for the respective period and paid by the Partnership within 50 days after the end of each quarter, based upon the distributable cash flow generated during the respective quarter.

(7)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

(8)

For the three months ended December 31, 2011, includes $0.5 million of Pennsylvania impact fee related to periods prior to the 4th quarter 2011. The fee was instituted by the state of Pennsylvania subsequent to December 31, 2011, with the fee related to the full year 2011. The Partnership allocated the fee prorata to each of the quarterly periods during 2011.

ATLAS ENERGY, L.P.

CONSOLIDATING COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Three Months Ended December 31, 2011

	Atlas Energy	Atlas Pipeline	Eliminations	Consolidated Combined
Revenues:
Gas and oil production	$15,325	$—	$—	$15,325
Well construction and completion	70,947	—	—	70,947
Gathering and processing	3,698	342,483	—	346,181
Administration and oversight	2,668	—	—	2,668
Well services	4,752	—	—	4,752
Loss on mark-to-market derivatives	—	(29,405)	—	(29,405)
Other, net	616	4,530	—	5,146

Total revenues	98,006	317,608	—	415,614

Costs and expenses:
Gas and oil production	5,147	—	—	5,147
Well construction and completion	60,876	—	—	60,876
Gathering and processing	4,465	286,841	—	291,306
Well services	2,661	—	—	2,661
General and administrative	14,001	9,537	—	23,538
Depreciation, depletion and amortization	7,919	19,936	—	27,855
Asset impairment	6,995	—	—	6,995

Total costs and expenses	102,064	316,314	—	418,378

Operating (loss) income	(4,058)	1,294	—	(2,764)

Gain on asset sales	42	528	—	570
Interest expense	(356)	(7,078)	—	(7,434)
Loss on early extinguishment of debt	—	—	—	—

Loss from continuing operations	(4,372)	(5,256)	—	(9,628)
Discontinued operations	—	—	—	—

Net loss	(4,372)	(5,256)	—	(9,628)
Income attributable to non-controlling interests	—	(1,708)	7,162	5,454

Net loss attributable to common limited partners	$(4,372)	$(6,964)	$7,162	$(4,174)

ATLAS ENERGY, L.P.

CONSOLIDATING COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Three Months Ended December 31, 2010

	Atlas Energy(1)		Atlas Pipeline	Eliminations	Consolidated Combined(1)
Revenues:
Gas and oil production	$22,234		$—	$—	$22,234
Well construction and completion	30,117		—	—	30,117
Gathering and processing	2,673		259,219	—	261,892
Administration and oversight	2,243		—	—	2,243
Well services	5,405		—	—	5,405
Loss on mark-to-market derivatives	—		(9,682)	—	(9,682)
Other, net	2,470		4,336	—	6,806

Total revenues	65,142		253,873	—	319,015

Costs and expenses:
Gas and oil production	6,460		—	—	6,460
Well construction and completion	25,523		—	—	25,523
Gathering and processing	3,722		211,238	—	214,960
Well services	3,131		—	—	3,131
General and administrative	1,711	(1)	10,500	—	12,211
Depreciation, depletion and amortization	8,829		19,250	—	28,079
Asset impairment	50,669		—	—	50,669

Total costs and expenses	100,045		240,988	—	341,033

Operating (loss) income	(34,903)		12,885	—	(22,018)

Loss on asset sales	—		(10,729)	—	(10,729)
Interest expense	(1,031	)(1)	(13,188)	—	(14,219)
Loss on early extinguishment of debt	—		—	—	—

Loss from continuing operations	(35,934)		(11,032)	—	(46,966)
Discontinued operations	—		471	—	471

Net loss	(35,934)		(10,561)	—	(46,495)
Income attributable to non-controlling interests	—		(1,940)	11,235	9,295

Net income after non-controlling interests	(35,934)		(12,501)	11,235	(37,200)
Loss not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition(1))	33,192		—	—	33,192

Net loss attributable to common limited partners	$(2,742)		$(12,501)	$11,235	$(4,008)

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011. However, since the results of operations of the Transferred Business prior to its acquisition date are not attributable to the common limited partners of the Partnership, these amounts have been deducted to obtain net income (loss) attributable to common limited partners for the respective period. Also, the historical results of the Transferred Business prior to the acquisition date do not reflect general and administrative expenses and interest expense as the Partnership was unable to identify and allocate such amounts to the Transferred Business for the respective periods.

ATLAS ENERGY, L.P.

CONSOLIDATING COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Year Ended December 31, 2011

	Atlas Energy(1)		Atlas Pipeline	Eliminations	Consolidated Combined(1)
Revenues:
Gas and oil production	$66,979		$—	$—	$66,979
Well construction and completion	135,283		—	—	135,283
Gathering and processing	17,746		1,312,007	—	1,329,753
Administration and oversight	7,741		—	—	7,741
Well services	19,803		—	—	19,803
Loss on mark-to-market derivatives	—		(20,453)	—	(20,453)
Other, net	16,572		15,231	—	31,803

Total revenues	264,124		1,306,785	—	1,570,909

Costs and expenses:
Gas and oil production	17,100		—	—	17,100
Well construction and completion	115,630		—	—	115,630
Gathering and processing	20,842		1,102,544	—	1,123,386
Well services	8,738		—	—	8,738
General and administrative	44,230	(1)	36,354	—	80,584
Depreciation, depletion and amortization	31,938		77,435	—	109,373
Asset impairment	6,995		—	—	6,995

Total costs and expenses	245,473		1,216,333	—	1,461,806

Operating income	18,651		90,452	—	109,103

Gain on asset sales	90		256,202	—	256,292
Interest expense	(6,791	)(1)	(31,603)	—	(38,394)
Loss on early extinguishment of debt	—		(19,574)	—	(19,574)

Income from continuing operations	11,950		295,477	—	307,427
Discontinued operations	—		(81)	—	(81)

Net income	11,950		295,396	—	307,346
Income attributable to non-controlling interests	—		(6,200)	(251,443)	(257,643)

Net income after non-controlling interests	11,950		289,196	(251,443)	49,703
Income not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition(1))	(4,711)		—	—	(4,711)

Net income attributable to common limited partners	$7,239		$289,196	$(251,443)	$44,992

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011. However, since the results of operations of the Transferred Business prior to its acquisition date are not attributable to the common limited partners of the Partnership, these amounts have been deducted to obtain net income (loss) attributable to common limited partners for the respective period. Also, the historical results of the Transferred Business prior to the acquisition date do not reflect general and administrative expenses and interest expense as the Partnership was unable to identify and allocate such amounts to the Transferred Business for the respective periods.

ATLAS ENERGY, L.P.

CONSOLIDATING COMBINED STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Year Ended December 31, 2010

	Atlas Energy(1)		Atlas Pipeline	Eliminations	Consolidated Combined(1)
Revenues:
Gas and oil production	$93,050		$—	$—	$93,050
Well construction and completion	206,802		—	—	206,802
Gathering and processing	14,087		931,141	—	945,228
Administration and oversight	9,716		—	—	9,716
Well services	20,994		—	—	20,994
Loss on mark-to-market derivatives	—		(5,944)	—	(5,944)
Other, net	2,126		15,311	—	17,437

Total revenues	346,775		940,508	—	1,287,283

Costs and expenses:
Gas and oil production	23,323		—	—	23,323
Well construction and completion	175,247		—	—	175,247
Gathering and processing	20,221		769,946	—	790,167
Well services	10,822		—	—	10,822
General and administrative	3,540	(1)	34,021	—	37,561
Depreciation, depletion and amortization	40,758		74,897	—	115,655
Asset impairment	50,669		—	—	50,669

Total costs and expenses	324,580		878,864	—	1,203,444

Operating income	22,195		61,644	—	83,839

Loss on asset sales	(2,947)		(10,729)	—	(13,676)
Interest expense	(3,175	)(1)	(87,273)	—	(90,448)
Loss on early extinguishment of debt	—		(4,359)	—	(4,359)

Income (loss) from continuing operations	16,073		(40,717)	—	(24,644)
Discontinued operations	—		321,155	—	321,155

Net income	16,073		280,438	—	296,511
Income attributable to non-controlling interests	—		(5,518)	(240,246)	(245,764)

Net income after non-controlling interests	16,073		274,920	(240,246)	50,747
Income not attributable to common limited partners (results of operations of the Transferred Business as of and prior to February 17, 2011, the date of acquisition(1))	(22,813)		—	—	(22,813)

Net (loss) income attributable to common limited partners	$(6,740)		$274,920	$(240,246)	$27,934

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011. However, since the results of operations of the Transferred Business prior to its acquisition date are not attributable to the common limited partners of the Partnership, these amounts have been deducted to obtain net income (loss) attributable to common limited partners for the respective period. Also, the historical results of the Transferred Business prior to the acquisition date do not reflect general and administrative expenses and interest expense as the Partnership was unable to identify and allocate such amounts to the Transferred Business for the respective periods.

ATLAS ENERGY, L.P.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited; in thousands)

December 31, 2011

	Atlas Energy	Atlas Pipeline	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$77,208	$168	$—	$77,376
Accounts receivable	21,441	115,412	—	136,853
Current portion of derivative asset	13,802	1,645	—	15,447
Prepaid expenses and other	43,593	15,641	—	59,234

Total current assets	156,044	132,866	—	288,910
			—
Property, plant and equipment, net	525,454	1,567,829	—	2,093,283
Goodwill and intangible assets, net	33,285	103,276	—	136,561
Long-term derivative asset	16,127	14,814	—	30,941
Investment in joint venture	—	86,879	—	86,879
Investment in subsidiaries	77,075	—	(77,075)	—
Other assets, net	22,375	25,149	—	47,524

	$830,360	$1,930,813	$(77,075)	$2,684,098

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities:
Current portion of long-term debt	$—	$2,085	$—	$2,085
Accounts payable	38,910	54,644	—	93,554
Liabilities associated with drilling contracts	71,719	—	—	71,719
Accrued producer liabilities	—	88,096	—	88,096
Current portion of derivative liability	—	—	—	—
Current portion of derivative payable to Partnerships	20,900	—	—	20,900
Accrued interest	5	1,624	—	1,629
Accrued well drilling and completion costs	17,585	—	—	17,585
Advances from (receivable from) affiliates	(2,675)	2,675	—	—
Accrued liabilities	38,370	23,283	—	61,653

Total current liabilities	184,814	172,407	—	357,221
			—
Long-term debt, less current portion	—	522,055	—	522,055
Long-term derivative liability	—	—	—	—
Long-term derivative payable to Partnerships	15,272	—	—	15,272
Other long-term liabilities	45,346	123	—	45,469

Partners’ Capital:
Common limited partners’ interests	554,999	1,269,019	(1,269,019)	554,999
Accumulated other comprehensive income (loss)	29,929	(4,390)	3,837	29,376

	584,928	1,264,629	(1,265,182)	584,375
Non-controlling interests	—	(28,401)	1,188,107	1,159,706

Total partners’ capital	584,928	1,236,228	(77,075)	1,744,081

	$830,360	$1,930,813	$(77,075)	$2,684,098

ATLAS ENERGY, L.P.

CONDENSED CONSOLIDATING COMBINED BALANCE SHEETS

(unaudited; in thousands)

December 31, 2010

	Atlas Energy(1)	Atlas Pipeline	Eliminations	Consolidated Combined(1)

ASSETS
Current assets:
Cash and cash equivalents	$83	$164	$—	$247
Accounts receivable	20,938	99,759	—	120,697
Current portion of derivative asset	36,621	—	—	36,621
Prepaid expenses and other	8,534	15,118	—	23,652

Total current assets	66,176	115,041	—	181,217

Property, plant and equipment, net	508,484	1,341,002	—	1,849,486
Goodwill and intangible assets, net	33,948	126,379	—	160,327
Long-term derivative asset	36,125	—	—	36,125
Investment in joint venture	—	153,358	—	153,358
Investment in subsidiaries	53,893	—	(53,893)	—
Other assets, net	25,681	29,068	—	54,749

	$724,307	$1,764,848	$(53,893)	$2,435,262

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Current portion of long-term debt	$35,415	$210	$—	$35,625
Accounts payable	45,957	29,382	—	75,339
Liabilities associated with drilling contracts	65,072	—	—	65,072
Accrued producer liabilities	—	72,996	—	72,996
Current portion of derivative liability	353	4,564	—	4,917
Current portion of derivative payable to Partnerships	30,797	—	—	30,797
Accrued interest	—	1,921	—	1,921
Accrued well drilling and completion costs	30,126	—	—	30,126
Advances from affiliates	2,055	12,280	—	14,335
Accrued liabilities	12,401	30,253	—	42,654

Total current liabilities	222,176	151,606	—	373,782

Long-term debt, less current portion	—	565,764	—	565,764
Long-term derivative liability	6,293	5,608	—	11,901
Long-term derivative payable to Partnerships	34,796	—	—	34,796
Other long-term liabilities	42,673	223	—	42,896

Partners’ Capital:
Common limited partners’ interests	413,054	1,085,408	(1,085,408)	413,054
Accumulated other comprehensive income (loss)	5,315	(11,224)	9,791	3,882

	418,369	1,074,184	(1,075,617)	416,936
Non-controlling interests	—	(32,537)	1,021,724	989,187

Total partners’ capital	418,369	1,041,647	(53,893)	1,406,123

	$724,307	$1,764,848	$(53,893)	$2,435,262

(1)

In accordance with prevailing accounting literature, the Partnership has adjusted its historical financial statements to present them combined with the historical financial results of the Transferred Business for all periods prior to its acquisition date of February 17, 2011.

ATLAS ENERGY, L.P.

Ownership Interests Summary

Atlas Energy Ownership Interests as of December 31, 2011:	Amount	Overall Ownership Interest Percentage

ATLAS PIPELINE:
General partner interest	100%	2.0%
Common units	5,754,253	10.7%
Incentive distribution rights	100%	N/A

Total Atlas Energy ownership interests in Atlas Pipeline		12.7%

LIGHTFOOT CAPITAL PARTNERS, GP LLC:
Approximate general partner ownership interest		15.9%
Approximate limited partner ownership interest		12.1%